Exhibit 99.1

ICON ECI Fund Sixteen

Annual Portfolio Overview

2013

Table of Contents

Introduction to Annual Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	1

Portfolio Overview	2

10% Status Report	2

Distribution Analysis	3

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	4

Financial Statements	6

Forward Looking Statements	10

Additional Information	10

ICON ECI Fund Sixteen

As of June 30, 2014

Introduction to Annual Portfolio Overview

We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Annual Portfolio Overview for the period from November 12, 2013, the date we raised a minimum of $1,200,000 (the “Initial Closing Date”), through December 31, 2013. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania.  References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund commenced its offering period on July 1, 2013 and, through December 31, 2013, we sold 2,016 Class A shares and 65 Class I shares, representing an aggregate of $2,070,894 of capital contributions.  We currently anticipate that the offering period will close no later than July 1, 2015, at which time, we will enter our operating period. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the period from the Initial Closing Date through December 31, 2013:

Murray Energy Corporation
Investment Date:	12/1/2013	Collateral:	Mining equipment acquired for $15,107,000.
Structure:	Lease
Expiration Date:	9/30/2015
Purchase Price:	$15,107,000
The Fund's Investment:	$934,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended December 31, 2013:

Murray Energy Corporation
Investment Date:	2/1/2014	Collateral:	Mining equipment acquired for $15,107,000.
Structure:	Lease
Expiration Date:	9/30/2015
Purchase Price:	$15,107,000
The Fund's Investment:	$1,726,000*
* Represents an additional contribution to the joint venture following the Fund's initial contribution on December 1, 2013.

ICON ECI Fund Sixteen

Investments Following the Quarter (continued)

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000.
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
The Fund's Investment:	$1,793,000

D&T Trucking, LLC
Investment Date:	3/28/2014	Collateral:	Trucks, trailers and other equipment acquired for $12,200,000.
Structure:	Lease
Expiration Date:	12/31/2018
Purchase Price:	$12,200,000
The Fund's Investment:	$1,525,000

Portfolio Overview

As of December 31, 2013, our portfolio consisted of the following investment:

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015	Net Carrying Value:	$897,996*
Current Status:	Performing	Credit Loss Reserve:	None
*Net carrying value of our investment in joint venture is calculated as follows: initial investment at cost plus/less our share of the net income/loss of the joint venture and less distributions received for the period.

10% Status Report

As of December 31, 2013, our portfolio consisted of one investment in a joint venture. The mining equipment owned by the joint venture on lease to Murray Energy Corporation (“Murray”) is scheduled to remain on lease during the 2014 calendar year.

As of December 31, 2013, the mining equipment leased to Murray had twenty-one monthly payments remaining. To the best of our Investment Manager’s knowledge, the equipment is maintained in accordance with applicable laws and regulations as required under the lease agreement.

ICON ECI Fund Sixteen

Distribution Analysis

From the Initial Close Date through December 31, 2013, we made monthly distributions at a rate of 8% per year.  From the inception of the offering period, we have made 2 cash distributions to our shareholders.  From the Initial Closing Date through December 31, 2013, we paid our shareholders $15,804 in cash distributions.

	Source of Distributions
	Cash from current period operations	Cash accumulated from operations of prior periods	Cash from current period disposition of assets	Capital contributions used to establish the initial reserve
From the Initial Closing Date through December 31, 2013	$41,933	$-	$-	$-
*Includes distribution received from joint venture in excess of profit.

Revolving Line of Credit

On December 26, 2013, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of it’s assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which we have a beneficial interest. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2013, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of December 31, 2013	$933,678
Leverage Ratio	0.11:1**
% of Receivables Collected for the Quarter ended December 31, 2013	100%***
** Leverage ratio is defined as total liabilities divided by total equity.
*** Collections as of June 30, 2014

ICON ECI Fund Sixteen

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) an annual distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares.

In addition, we reimburse our Investment Manager and its affiliates for organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses will be capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates. Accordingly, our Investment Manager and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid distributions to our Managing Owner in the amount of $158 for the period from the Initial Closing Date through December 31, 2013.  Additionally, our Managing Owner’s interest in the net loss attributable to us was $1,004 for the period from the Initial Closing Date through December 31, 2013.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

Fees and other expenses paid or accrued by us to our Investment Manager and affiliates were as follows:

Entity	Capacity	Description	Period from November 12, 2013 (Initial Closing Date) through December 31, 2013
ICON Capital, LLC	Investment Manager	Offering expense reimbursements (1)	$18,933
ICON Capital, LLC	Investment Manager	Organization cost reimbursements (2)	1,170
ICON Capital, LLC	Investment Manager	General and administrative reimbursements (2)	1,625
ICON Capital, LLC	Investment Manager	Management fees (2)	1,468
ICON Securities, LLC	Dealer-Manager	Dealer-manager fees (1)	40,034
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (2)	79, 912
ICON Securities, LLC	Dealer-Manager	Distribution fee (1)	2,356
			$145,498
(1) Amount charged directly to shareholders' equity.
(2) Amount charged directly to operations.

At December 31, 2013, we had a net payable of $105,564 due to the Investment Manager and affiliates that primarily consisted of administrative expense reimbursements.

From January 1, 2014 through June 30, 2014, we raised an additional $11,507,138 in capital contributions and incurred dealer-manager and distribution fees in the amount of $230,224.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Balance Sheets

	December 31, 2013	December 31, 2012
Assets
Cash	$1,027,327	$1,001
Investment in joint venture	897,996	-
Other assets	18,693	-
Total assets	$1,944,016	$1,001
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates	$105,564	$-
Accrued expenses and other liabilities	92,513	-
Total liabilities	198,077	-

Commitments and contingencies

Equity
Shareholders' capital:
Class A	1,693,429	1,001
Class I	52,510	-
Total Shareholders' capital	1,745,939	1,001
Total liabilities and equity	$1,944,016	$1,001

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Operations

		Period from November 12, 2013 (Initial Closing Date) through December 31, 2013

Revenue:
	Income from investment in joint venture	$6,262
	Total revenue	6,262

Expenses:
	Management fees	1,468
	Administrative expense reimbursements	79,912
	General and administrative	23,625
	Interest	466
	Organization costs	1,170
	Total expenses	106,641
Net loss		$(100,379)

Net loss attributable to Fund Sixteen allocable to:
	Additional Class A and I shareholders	$(99,375)
	Managing Owner	(1,004)
		$(100,379)

Class A shares:
	Net loss attributable to Fund Sixteen allocable to additional Class A shareholders	$(96,298)
	Weighted average number of Class A shares outstanding	1,560
	Net loss attributable to Fund Sixteen per weighted average additional Class A share	$(61.73)

Class I shares:
	Net loss attributable to Fund Sixteen allocable to additional Class I shareholders	$(3,077)
	Weighted average number of Class I shares outstanding	65
	Net loss attributable to Fund Sixteen per weighted average additional Class I share	$(47.34)

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Changes in Equity

	Class A						Class I		Total
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance, November 12, 2013	0.001	$1	1	$1,000	1	$1,001	-	$-	1	$1,001
Net loss	-	(1,004)	-	(96,298)	-	(97,302)	-	(3,077)	-	(100,379)
Proceeds from sale of shares	-	-	2,016	2,010,894	2,016	2,010,894	65	60,000	2,081	2,070,894
Sales and offering expenses	-	-	-	(205,830)	-	(205,830)	-	(2,943)	-	(208,773)
Distributions	-	(158)	-	(14,176)	-	(14,334)	-	(1,470)	-	(15,804)
Redemption of Class A share	-	-	(1)	(1,000)	(1)	(1,000)	-	-	(1)	(1,000)
Balance, December 31, 2013	0.001	$(1,161)	2,016	$1,694,590	2,016	$1,693,429	65	$52,510	2,081	$1,745,939

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Cash Flow

Period from November 12, 2013 (Initial Closing Date) through December 31, 2013
Cash flows from operating Activities:
Net loss	$(100,379)
Adjustments to reconcile net loss to net cash used in operating activities:
Income from investment in joint venture	(6,262)
Interest expense from amortization of debt financing costs	307
Other assets	(19,000)
Due to Investment Manager and affiliates, net	84,175
Accrued expenses and other liabilities	41,148
Net cash used in operating activities	(11)
Cash flows from investing activities:
Investment in joint venture	(933,678)
Distribution received from joint venture in excess of profit	41,944
Net cash used in investing activities	(891,734)
Cash flows from financing activities:
Sale of Class A and Class I shares	2,070,894
Sales commissions and dealer-manager fees	(136,119)
Redemption of Class A share	(1,000)
Distribution to shareholders	(15,704)
Net cash provided by financing activities	1,918,071
Net increase in cash	1,026,326
Cash, beginning of year	1,001
Cash, end of year	$1,027,327

Supplemental disclosure of non-cash investing and financing activities:
Offering expenses charged to equity	$18,933
Distribution fees payable to dealer-manager	$2,356
Distribution payable to Managing Owner	$100
Sales commissions due to third parties	$51,365

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.